Revenue Recognition	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
Disaggregation of Revenue

The following table summarizes revenue disaggregated by the source of the revenue:

	For the year ended December 31,
($ in millions)	2025	2024	2023
Operating and facilities management contracts	2,530	2,506	2,504
Upfront license fee amortization	(223)	(198)	(199)
Operating and facilities management contracts (includes amortization of upfront license fees)	2,307	2,307	2,305
Systems, software, and other	54	55	54
Service revenue (includes amortization of upfront license fees)	2,360	2,363	2,358

Product sales	151	149	171

Total revenue	2,511	2,512	2,529

Refer to Note 23. Segment Information for revenues by geographical location.
Sources of Revenue

Service Revenue

Service revenue is derived from the following sources:

•Operating and facilities management contracts (includes amortization of upfront license fees); and
•Systems, software, and other

Operating and facilities management contracts (includes amortization of upfront license fees)

Our revenue from operating contracts is derived primarily from long-term exclusive operating licenses in Italy. Under operating contracts, we manage all the activities along the lottery value chain including creating games, determining payouts, collecting wagers through our network, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance, supplying materials including play slips, tickets, and receipts, and marketing and point-of-sale materials for the game. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and have the same pattern of transfer (i.e., distinct days of service).

Under operating contracts, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of consideration to which we are typically entitled is variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our performance completed to date. In arrangements where we are performing services on behalf of the government and the government is considered our customer, revenue is recognized net of prize payments, taxes, retailer commissions, and remittances to state authorities. Under operating contracts, we are generally required to pay an upfront license fee. Refer to the Upfront License Fees policy above for further details.

Our revenue from FMCs is generated by designing, installing, and operating the lottery system and retail terminal network. Under a typical FMC, we maintain ownership of the technology and equipment, and we are responsible for capital investments throughout the duration of the contract, although investments are generally concentrated during the early years, while the lottery authority maintains, in most instances, responsibility for the overall lottery operations. FMCs typically include a wide range of services to lottery customers related to the technology, equipment, and facilities such as hosting, maintenance, marketing, and other support services. We generally provide our lottery customers retailer terminal and communication network equipment through operating leases. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer. Under FMCs, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of transaction price to which we are entitled is typically variable based on a percentage of the sales of all lottery tickets, including draw-based or instant ticket games, although under certain of our agreements, we may receive fixed fees for certain goods or services. Revenue is typically recognized in the amount that we have the right to invoice the customer, as this corresponds directly with the value to the customer of our completed performance.

Systems, software, and other

Our lottery contracts generally include other services, including telephone support, software maintenance, hardware maintenance, and the right to receive unspecified upgrades or enhancements on a when-and-if-available basis, and other professional services including software development. Fees earned for other services are generally recognized as service revenue in the period the service is performed (i.e., over the support period).

We also develop technology to enable lotteries to offer commercial services over their existing lottery infrastructure or over standalone networks separate from the lottery. Leveraging our distribution network and secure transaction processing, we offer high-volume processing of commercial transactions including prepaid cellular telephone recharges, bill payments, e-vouchers and retail-based programs, electronic tax payments, stamp duty services, prepaid card recharges, and money transfers. These services are primarily offered outside of North America. In most cases, these arrangements are considered to be short in duration. The amount of transaction price that we are typically entitled to is variable based on the number of transactions processed. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our completed performance.

Product Sales

Product sales revenue primarily includes the sale of lottery equipment, lottery systems, and printed products.

Our revenue from the sale or sales-type lease of lottery systems and equipment typically includes multiple performance obligations, where we assemble, sell, deliver, and install turnkey lottery systems or lottery equipment (inclusive of point-of-sale terminals, if applicable) or deliver equipment and license the computer software for a fixed price. The lottery authority maintains, in most instances, responsibility for lottery operations. Our credit terms are predominantly short-term in nature. Revenue from the sale of lottery systems and equipment is recognized based upon the contractual terms of each arrangement. These arrangements generally include customer acceptance provisions and general rights to terminate the contract if we are in breach of the contract. In some arrangements, the performance obligation is satisfied over time if the customer controls the asset as it is created (i.e., when the asset is built at the customer site) or if our performance does not create an asset with an alternative use and we have an enforceable right to payment plus a reasonable profit for performance completed to date. If revenue is not recognized over time, it is generally recognized upon transfer of physical possession of the goods or the satisfaction of customer acceptance provisions. If the transaction includes multiple performance obligations, it is accounted for under arrangements with multiple performance obligations, discussed below.

Our other lottery product sales are primarily derived from the production and sales of instant tickets and related services under instant ticket services contracts. Instant ticket services contracts are priced based on a percentage of ticket sales revenue or on a price per unit basis. In these arrangements, the performance obligation is generally satisfied at a point in time (i.e., upon transfer of control of the instant tickets to the customer) based on the contractual terms of each arrangement.
Contract Balances

Contract assets reflect revenue recognized in advance of invoicing our customer. The amount of contract assets, which is included within Other current assets and Other non-current assets in the Consolidated Balance Sheets, was $57 million and $51 million at December 31, 2025 and December 31, 2024, respectively.

Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. The amount of contract liabilities, which is included within Other current liabilities and Other non-current liabilities in the Consolidated Balance Sheets, was $62 million and $61 million at December 31, 2025 and December 31, 2024, respectively.

The amount of revenue recognized during the years ended December 31, 2025, 2024, and 2023 that was included in the contract liabilities balance at the beginning of each period was $22 million, $25 million, and $28 million, respectively.
Transaction Price Allocated to Remaining Performance Obligations

At December 31, 2025, the transaction price allocated to unsatisfied performance obligations for contracts expected to be greater than one year, or performance obligations for which we do not have a right to consideration from the customer in the amount that corresponds to the value to the customer for our performance completed to date, variable consideration which is not accounted for in accordance with the sales-based or usage-based royalties guidance, or contracts which are not wholly unperformed, is approximately $774 million. Of this amount, we expect to recognize as revenue approximately 28% within the next 12 months, approximately 33% between 13 and 36 months, approximately 21% between 37 and 60 months, and the remaining balance through July 9, 2036.